Exhibit 10.15
CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
AV Direct Project Request

Program Manager:	Calvin Au	Department:	1750	Date:	7/7/2005

Project Title:	Dragon Eye D.O. 0019	Customer No:	C1391

Customer Name:	MARCORSYSCOM	Available Credit:

Address:	Commander, MARCORSYSCOM	Ship to:	Ship In Place	Billing:	DFAS-Columbus Center

	Attn: JWS/R&R — Jeff Campbell				DFAS-CO/West Entitlement

	2200 Lester Street				Operations; P.O. Box 182381;

	Quantico, VA 22134				Columbus, OH 43218-2381

Contact:	Jeff Campbell	Contact:		Contact:

Phone #:	(703) 432-6017	Phone #:		Phone #:

Credit Card Orders

		Cardholder Name:

Visa No:	4		MasterCard No:	5

Expiration Date:			Expiration Date:

Zip Code:			Zip Code:

Contract Value:	$[***]

Mod #1:			Mod #3:

Mod #2:			Mod #3:

Contract No:	M67854-04-D-1011	Date of Contract:	6/8/2005

Start Date:	7/8/2005	Completion Date:	1/3/2006

Contract Deliverables:

Contract Line Item	Description	Qty	Price	Delivery Date:
0001	IIP Provisioning Spares	Lot	$[***]	1/3/2006

0002	Depot Spares	Lot	$[***]	1/3/2006

Billing Method:	Contract Type:	Retention ___%
N-Non Billable	01-Gov’t ___
T-T&M	02-Gov’t Sub
F-FP or Milestone	03-Industry
	04-Institutions	137.0%/43.3%/15.50%
Sales Tax:	05-Other Gov’t
Yes	06-Foreign
No	09-Internal
MAS 90 Information (Assigned by Finance)

Job Type:	SUAV	Job Number:	51067.19

	Cost Codes:	Descriptions:		Cost Types:

	51067.19	Delivery Order 0019		SE

	51067.19.1	SUAV System		SE

	51067.19.1.2	Production		SE

	51067.19.1.2.01	DO #19 CLIN 0001 IIP Spares		CA

	51067.19.1.2.02	DO #19 CLIN 0001 Depot Spares		CA

Approvals:

	Project Mgr	Finance/Contracts	Operations	Screening Committee

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

ORDER FOR SUPPLIES OR SERVICES (Contractor must submit four copies of invoice)	Form Approved OMB No 0704-0187 Expires Jun 30, 1997	PAGE 1 OF 3

Public reporting burden for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of the collection of information, including suggestions for reducing this burden, to Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Hwy, Suite 1204, Arlington VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0187), Washington DC 20503
PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL IDENTIFIED IN ITEM 6.

1. CONTRACT/PURCHASE ORDER No. M67854-04-D-1011	2. DELIVERY ORDER No. 0019	3. DATE OF ORDER 8 June 05	4. REQUISITION/PURCH REQUEST No. See Schedule	5. PRIORITY C9E

6. ISSUED BY: CODE [ M67854 ]		7. ADMINISTERED BY	CODE [S0512A]	8. DELIVERY FOB:
COMMANDER MARCORSYSCOM ATTN 1WS/R&R-Jeff Campbell 2200 Lester Street BUYER: JEFF CAMPBELL (703) 432-3720		DCMA Los Angeles 16111 Plummer Street Bldg. 10, 2nd Floor Sepulveda, CA 91343		☐ DEST ☑ OTHER (See Schedule if other)

9. CONTRACTOR AEROVIRONMENT INC. 825 MYRTLE AVE MONROVIA, CA 91016 TIN: 95-2705790 PHONE (805) 581-2187 DUNS: 058024456 FAX: (805) 581-4512 Cage: 60107			10: DELIVER TO FOB POINT BY DATE See Block 14.	11. MARK IF BUSINESS IS

			12. DISCOUNT TERMS NET 30	☑ SMALL ☐ SMALLDSAD ☐ WOMENOWN

13. MAIL INVOICES TO SEE BLOCK 15

14. SHIP TO CODE [ ] See Schedule		15. PAYMENT WILL BE MADE BY CODE [HQ0339] DFAS-Columbux Center DFAS-CO/West Entitlement Operations PO BOX 182381 Columbus, OH 43218-2381		MARK ALL PACKAGES AND PAPERS WITH CONTRACT OR ORDER NUMBER

16. TYPE OF ORDER	DELIVERY	X	This delivery order is issued on another Government agency or in accordance with and subject to terms and conditions of above numbered contract.

	PURCHASE		Reference your furnish the following on terms specified herein.

ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED. SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH AND AGREES TO PERFORM THE SAME.

John F. Grabowsky	/s/ John F. Grabowsky	General Manager	6/8/05

NAME OF CONTRACTOR	SIGNATURE	TYPED NAME AND TITLE	DATE SIGNED

☑ If this box is marked, supplier must sign Acceptance and return the following number of copies: 1

17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
SEE SCHEDULE

18. ITEM NO.	19.	20. QUANTITY ORDERED ACCEPTED	21.	22.	23.
	SCHEDULE OF SUPPLIES/SERVICE		UNIT	UNIT PRICE	AMOUNT

*	* SEE SCHEDULE	*	*	*	*

If quantity accepted by the Government is same as quantity ordered, indicate by X. If different, enter actual quantity accepted below quantity ordered and encircle.	24. UNITED STATES OF AMERICA /s/ JEFF T. CAMPBELL	25. TOTAL
	BY: JEFF T. CAMPBELL CONTRACTING/ORDERING OFFICER	29. DIFFERENCE

26. QUANTITY IN COLUMN 20 HAS BEEN ☐ INSPECTED ☐ RECEIVED ☐ ACCEPTED, AND CONFORMS TO THE CONTRACT EXCEPT AS NOTED		27. SHIP TO	28. D.O. VOUCHER NO.	30. INITIALS
		☐ PARTIAL ☐ FINAL	32. PAID BY,	33. AMOUNT VERIFIED CORRECT FOR

DATE	SIGNATURE OF AUTHORIZED GOVERNMENT REP.	31. PAYMENT		34. CHECK NUMBER
☐ COMPLETE
☐ PARTIAL
☐ FINAL

36. I certify this account is correct and proper for payment

35. BILL OF LADING NO.

DATE	SIGNATURE AND TITLE OF CERTIFYING OFFICER

37. RECEIVED BY	38. RECEIVED BY (PRINT)	39. DATE RECEIVED YYMMDD	40. TOTAL CONTAINERS	41. S/R ACCOUNT NUMBER	42. S/R VOUCHER NO.

DD FORM 1155, JUN 94	PREVIOUS EDITION MAY BE USED

AEROVIRONMENT, INC Page 2 of 3	M67854-04-D-1011 D.O. 0019
1.	Block 4 – Requisition Numbers:
a.	M9545005RC03356-ACRN AA

b.	M9545005RC03332-ACRN AB

c.	M6785405RC03279-ACRN AC

d.	M6789905RC00005-ACRN AD
2.	Block 17 – Accounting and Appropriation Data. The following funds are hereby obligated to Delivery Order 0019:
APPROPRIATION DATA/SPECIAL INSTRUCTIONS: The Government Payment Office shall make all payments against this contract in accordance with the CLIN/ACRN association specified below. All contractor requests for payment made against this contract that fail to specify a CLIN/ACRN association shall be promptly rejected by the Government Payment Office.

CLIN	ACRN	UNTING/APPROPRIATION DATA	AMOUNT
0001	AA	1751109 7000 310 67854 067443 2D 7000F4 45005RC03356	$	[***]
0001	AB	1751109 7000 310 67854 067443 2D 700019 45005RC03332	$	[***]
0002	AC	1751106 27A0 310 67854 067443 2D M67854 DHSB5RC03279	$	[***]
0002	AD	1751106 27A0 250 67898 067443 2D M67899 CE015R000005	$	[***]
		TOTAL DELIVERY ORDER 0019	$	[***]

*	NOTE: Requests for payment under Delivery Order 0019 shall be in order of the ACRNs as listed above.
3.	Blocks 18 through 23 — Schedule of Supplies/Services.
The following Delivery Order is issued in accordance with the year one requirements as follows:

QTY/Unit
CLIN	Description	of Issue	Unit Price	Total Amount
0001	Pursuant to the catalog spares under the basic contract, Initial Issue Provisioning Spares (IIP) in accordance with Attachment 1 to this order. The deliverables under this CLIN shall undergo and pass quality control checks using the Acceptance Test Procedures (ATP) as outlined in the basic contract as a guide. This shall include Flight Tests for all center fuselage sections of the Dragon Eye Air Vehicle. ATP Flight Tests for all center fuselage sections of the Dragon Eye Air Vehicle and Ground Control Station components do not need to be witnessed by a Government representative.
0002	Pursuant to the catalog spares under the basic contract, Depot Level Spares in accordance with Attachment 1 to this order. The deliverables under this CLIN shall undergo and pass quality control checks using the ATP as outlined in the basic contract as a guide. This shall include Flight Tests for all center fuselage sections of the Dragon Eye Air Vehicle. ATP Flight Tests for all center fuselage sections of the Dragon Eye Air Vehicle and Ground Control Station components do not need to be witnessed by a Government representative.
	TOTAL AMOUNT FOR DELIVERY ORDER 0019			NTE $[***]

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AEROVIRONMENT, INC PAGE 3 OF 3	M67854-04-D-1011 D.O. 0019
The equitable adjustment in the price of the contract resulting from the changes outlined in modification P00015 to the basic contract shall be negotiated pursuant to the procedures of the “Changes” clause as outlined in modification P00015 to the basic contract. The equitable adjustment for this order shall not exceed a total amount of $ [***]. If in the event of contract termination, the maximum Government liability shall not exceed the following amount $ [***].
NOTE: The contractor shall not deliver any units under this order until CLIN’s 0001 & 0002 have been definitized.
4.	Stock 14 — Ship To:

Block 14 — Ship To:
CLIN’s 0001 and 0002 shall be delivered FOB Origin at the contractor’s facility NLT 210 days after receipt of order. CLIN’s 0001 and 0002 shall be shipped / inspected and accepted in place at the contractor’s facility. Inspection & acceptance shall be at Origin. Upon inspection and acceptance, the deliverables shall become Government Furnished Equipment (GFE). The contractor shall be responsible for placing the GFE in bonded storage. The consumables and spares and subassemblies shall be delivered as necessary to conduct depot maintenance or in response to requisitions from Marine Operating Forces per paragraph 3.7.3 of the Statement of Work. When directed, by the program office, shipment of spares shall be via the Defense Transportation System on a GBL, “prepaid” CBL, or Small Package Express Airbill moving via the World Wide Express (WWX) contract rates.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CLIN 0001 IIP SPARES

				Unit of
CLIN	P/N	Item Description	Qty	Issue	Unit Price	Total Amount
0001AA	[***]	Assy, Nose, Color, BLK 0.5, DE-Swift	50	EA	$[***]	$[***]
0001AB	[***]	Asst, Center Section w/o Avionics, DE	19	EA	$[***]	$[***]
0001AC	[***]	Assy, Propeller Hub/Spinner, Left, BLK 0.5, DE	50	EA	$[***]	$[***]
0001AD	[***]	Hub/Propeller, Left, BLK 0.5, DE	50	EA	$[***]	$[***]
0001AE	[***]	Assy, Propeller Hub/Spinner, Right, BLK 0.5, DE	50	EA	$[***]	$[***]
0001AF	[***]	Hub, Propeller, Right, BLK 0.5, DE	50	EA	$[***]	$[***]
00D1AG	[***]	Assy, Tool Kit, BLK 0.5, DE	75	EA	$[***]	$[***]
0001AH	[***]	Screwdriver, #1 Phillips, 6.7 InOAL	35	EA	$[***]	$[***]
0001AJ	[***]	Card, FSK, Parts List, BLK 0.5, Laminated, DE	30	EA	$[***]	$[***]
0019-Attachment 1

All Pricing herein are not to exceed (NTE) amounts which shall be definitized in accordance with P00015

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CLIN 0002 Depot SPARES

				Unit of
CLIN	P/N	Item Description	Qty	Issue	Unit Price	Total Amount
0002AA	[***]	Screw, MACH, STD, 6-32x 0.625 in	1000	EA	$[***]	$[***]
0002AB	[***]	Mount, Camera, Foam, Color, Swift	50	EA	$[***]	$[***]
0002AC	[***]	Mount, B-W, Camera, Nose BLK 0.5, DE	20	EA	$[***]	$[***]
0002AD	[***]	Bracket, Connector, Nose, BLK 0.5	600	EA	$[***]	$[***]
0002AE	[***]	Screw, Pan Head, Phillips 4-24x5	5000	EA	$[***]	$[***]
0002AF	[***]	Washer 0.125 ID, 0.312 OD, Stainless	5000	EA	$[***]	$[***]
0002AG	[***]	Asst, Center Section w/o Avionics, DE	20	EA	$[***]	$[***]
0002AH	[***]	Bulkhead, Fuselage, Front, CE	60	EA	$[***]	$[***]
0002AJ	[***]	Collet, Propeller, BLK 0.5, DE	20	EA	$[***]	$[***]
0002AK	[***]	Assy, Elevon Actuator, BLK 0.5, DE	35	EA	$[***]	$[***]
0002AL	[***]	Bushing, Elevon Actuator, BLK 0.5, DE	35	EA	$[***]	$[***]
0002AM	[***]	Brush, Epoxy	30	EA	$[***]	$[***]
0002AN	[***]	Eraser, Retractable Pen Type, 0.15in dia Stick	30	EA	$[***]	$[***]
0019-Attachment 1

All Pricing herein are not to exceed (NTE) amounts which shall be definitized in accordance with P00015

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.